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                                                                   EXHIBIT 10.26

                            MANNATECH, INCORPORATED
                            2000 STOCK OPTION PLAN

1.  Purpose of the Plan.  The purpose of this 2000 Stock Option Plan is to
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    attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees of the Company and to promote the success of the Company's business and reward directors and consultants of the Company.

2.  Definitions.  As used herein, the following definitions shall apply:
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    (a)   "Code" shall mean the Internal Revenue Code of 1986.
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    (b)   "Common Stock" shall mean the Common Stock of the Company.
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    (c)   "Company" shall mean Mannatech, Incorporated, a Texas corporation.
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    (d)   "Option Committee" shall mean the Option Committee appointed by the
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          Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

    (e)   "Continuous Status as an Employee " shall mean the absence of any
           --------------------------------
          interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Option Committee; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

    (f)   "Employee" shall mean any person, including officers and directors,
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          employed by the Company or any Parent or Subsidiary of the Company.
          The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

    (g)   "Incentive Stock Option" shall mean an Option intended to qualify as
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          an incentive stock option within the meaning of Section 422 of the
          Code.

    (h)   "Non-Employee Director" shall mean a Non-Employee Director as defined
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          in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the
          "Exchange Act"), promulgated under SEC Release 34-37260 (May 31,
          1996), as such Rule may be amended from time to time.

    (i)   "Option" shall mean a stock option granted pursuant to the Plan.
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    (j)   "Optioned Stock" shall mean the Common Stock subject to an Option.
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    (k)   "Optionee" shall mean an Employee who receives an Option.
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    (l)   "Parent" shall mean a "parent corporation", whether now or hereafter
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          existing, as defined in Section 425(e) of the Code.

    (m)   "Plan" shall mean this 2000 Stock Option Plan.
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    (n)   "Stock Option Agreement" shall mean a Stock Option Agreement, pursuant
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          to which Options are granted under the Plan.

    (o)   "Share" shall mean a share of the Common Stock, as adjusted in
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          accordance with Section 11 of the Plan.

    (p)   "Subsidiary" shall mean a "subsidiary corporation", whether now or
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          hereafter existing, as defined in Section 425(f) of the Code.

3.  Stock Subject to the Plan.  Subject to the provisions of Section 11 of the
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    Plan, the maximum aggregate number of shares, which may be optioned and sold under the Plan, is 2,000,000 shares of common stock. The Shares may be authorized, but unissued or reacquired common stock.

          If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares, which were subject thereto, shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

4.  Administration of the Plan.
    --------------------------

    (a)   Procedure.  The Plan shall be administered by the Option Committee
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          consisting of not less than two Non-Employee Directors to administer the Plan, subject to such terms and conditions as the Board of Directors may prescribe. From time to time the Board of Directors may increase the size of the Option Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies however caused, or remove all members of the Option Committee and thereafter directly administer the Plan.

    (b)   Powers of the Option Committee. Subject to the provisions of the Plan,
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          the Option Committee shall have the authority, in its discretion to grant Non-qualified Stock Options and Incentive Stock Options, in accordance with Section 422 of the Code; to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; to determine the Employees to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of each Option granted (which need not be

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          identical) and, with the consent of the holder thereof, modify or amend each Option; to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 5 of the Plan; to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Option Committee; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

    (c)   Effect of Option Committee's Decision. All decisions, determinations
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          and interpretations of the Option Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

5.  Eligibility.
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    (a)   Incentive Stock Options may be granted only to Employees. An Employee, who has been granted an Option may, if such Employee is otherwise eligible, is granted an additional Option or Options.

    (b) The Plan shall not confer upon any Optionee any right with respect to continuation of employment with the Company nor shall it interfere in any way with Optionee's right or the Company's right to terminate Optionee's employment at any time.

6.  Term of Plan.  The Plan shall become effective upon by the adoption by the
    ------------
    Option Committee and the approval by the shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

7.  Term of Option.  The term of each Option shall be ten (10) years from the
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    date of grant thereof or such shorter term as may be provided in the Stock
    Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

8.  Exercise Price and Consideration.
    --------------------------------

    (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Option Committee, but shall be subject to the following:

          (i) In the case of an Option granted to an Employee, director or consultant, who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

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          (ii) In the case of an Option granted to any other Employee, director or consultant, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

    (b) The fair market value per share shall be determined using the quoted closing sale price per share as reported by Nasdaq National Market.

    (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Option Committee and may consist entirely of cash, certified or official bank check, other Shares of the Company's Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the Texas Business Corporation Act.

9.  Exercise of Option
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    (a)   Procedure for Exercise; Rights as a Shareholder.  Any Option granted
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          hereunder shall be exercisable at such times and under such conditions as determined by the Option Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          (i)  An Option may not be exercised for a fraction of a Share.

          (ii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment, as authorized by the Option Committee, may consist of a consideration and method of payment allowable under section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of the duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan. Prior to the time of issuance, the Company shall satisfy its employment tax and other tax withholding obligations by requiring the Optionee to pay the amount of withholding tax, if any, that must be paid under federal, state and local law due to the exercise of the Option, subject to such restrictions or procedures as the Company deems necessary to satisfy Rule 16b-3 of the Exchange Act. The payment of such withholding tax may be by certified or official bank check or by the delivery of a number of shares of Common Stock

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               (plus cash if necessary) having a fair market value equal to the amount of such withholding tax.

         (iii) Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

    (b)   Termination of Status as an Employee. If any Employee ceases to serve
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          as an Employee, such Employee may, but only within thirty (30) days after the date such person ceases to be an Employee, exercise his or her Option to the extent that such person was entitled to exercise it at the date of such termination. To the extent that such Employee was not entitled to exercise the Option at the date of such termination, or if such Employee does not exercise such Option (which such person was entitled to exercise) within the time specified herein, the Option shall terminate.

    (c)   Disability of Optionee. Notwithstanding the provisions of Section 9(b)
          ----------------------
          above, in the event an Employee is unable to continue his or her employment relationship with the Company as a result of such Employee's total and permanent disability (as defined in Section 22(e)(3) of the Code), such Employee may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Option Committee at the time of grant of the Option) from the date of termination, exercise his or her Option to the extent such person was entitled to exercise it at the date of such termination. To the extent that the Employee was not entitled to exercise the Option at the date of termination, or if such Employee does not exercise such Option (which such person was entitled to exercise) within the time specified herein, the Option shall terminate.

    (d)   Death of Optionee.  In the event of the death of an Optionee:
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          (i)  During the term of the Option who is at the time of his or her death an Employee and who shall have been in Continuous Status as an Employee or director or consultant since the date of grant of the Option, the Option may be exercised, at any time within six
               (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance.

10. Non-Transferability of Options.  The Option may not be sold, pledged,
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    assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11. Adjustments Upon Changes in Capitalization or Merger.  Subject to any
    ----------------------------------------------------
    required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options

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    have yet been granted or which have been returned to the Plan upon cancellation or expiration of any Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Option committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Option Committee. The Option Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Option Committee and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Option Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Option Committee makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Option Committee shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

12. Time of Granting Options.  The date of grant of an Option shall be the date
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    on which the Option Committee makes the determination granting such Option.
    Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

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13. Amendment and Termination of the Plan.
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    (a)   Amendment and Termination. The Option Committee may amend or terminate
          -------------------------
          the Plan from time to time in such respects as the Option Committee may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 17 of the Plan:

          (i) An increase in the number of Shares subject to the Plan above 2,000,000 Shares, other than in connection with an adjustment under Section 11 of the Plan;

    (b)   Effect of Amendment or Termination. Any such amendment or termination
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          of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Option Committee, which agreement must be in writing and signed by the Optionee and the Company.

14. Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant to
    ----------------------------------
    the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws, and the requirements of the Nasdaq National Market upon which the Shares are listed, and shall be further subject to the approval of general in-house counsel for the Company with respect to such compliance.

    (a) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of general in-house counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

15. Reservation of Shares.  The Company, during the term of this Plan, will at
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    all times reserve and keep available 2,000,000 Shares as shall be sufficient to satisfy the requirements of the Plan.

    (a) Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's general in-house counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16. Option Agreement.  Options shall be evidenced by written option agreements
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    in such form, as the Option Committee shall approve.

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17. Shareholder Approval.  Continuance of the Plan shall be subject to approval
    --------------------
    by the shareholders of the Company within twelve months before or after the date, the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company, such holders being present or represented and entitled to vote thereon.

18. Information to Optionees.  The Company shall provide to each Optionee,
    ------------------------
    during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

19. CHOICE OF LAW.  THE CORPORATE LAW OF THE STATE OF TEXAS WILL GOVERN ALL
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    QUESTIONS CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS
    SHAREHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS PLAN AND THE INSTRUMENTS EVIDENCING OPTIONS WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF TEXAS.

    IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan effective as of the 28th day of April, 2000.

                                   MANNATECH, INCORPORATED


                                   By:   /s/ Robert M. Henry
                                      ----------------------
                                   Name: Robert M. Henry
                                        ----------------
                                   Title: Chief Executive Officer
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